UNITED STATES

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                       November 8, 2005
                        Date of Report
               (Date of earliest event reported)

                 OAK RIDGE MICRO-ENERGY, INC.

    (Exact name of registrant as specified in its charter)


  COLORADO                   033-20344-LA                    84-1077242
  --------                   ------------                    ----------
(State or other         (Commission File Number)           (IRS Employer
jurisdiction of                                           Identification
 incorporation)                                                 No.)

                          275 Midway Lane
                      Oak Ridge, Tennessee 37830
                      --------------------------
                (Address of Principal Executive Offices)

                           (865) 220-8886
                           --------------
                    (Registrant's Telephone Number)


                                N/A
      (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

Sellers and Andersen, LLC, formerly known as Andersen Andersen & Strong, Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar years ended December 31, 2004, 2003 and 2002. These financial statements accompanied the Registrant's Annual Reports on Form 10-KSB for the calendar years ended December 31, 2004, 2003 and 2002, which were previously filed with the Securities and Exchange Commission and which are incorporated herein by reference.

The Registrant had been previously notified that effective January 30, 2004, Sellers and Andersen, LLC merged with Ted Madsen, CPA, to form Madsen & Associates, CPA's, Inc.

The Board of Directors of the Registrant dismissed Madsen & Associates, CPA's, Inc. ("Madsen & Associates") on August 12, 2005. See the 8-K Current Reports dated August 12, 2005, as amended, respectively filed with the Securities and Exchange Commission on August 22, 2005, and September 1, 2005, and which are incorporated herein by reference. See Item 7.

On August 11, 2005, the Board of Directors of the Registrant unanimously resolved to engage De Joya Griffith and Company, LLC, Certified Public Accountants, of Henderson, Nevada, to review the Registrant's unaudited financial statements for the quarter ended June 30, 2005.

On November 8, 2005, the Board of Directors of the Registrant dismissed De Joya Griffith and Company, LLC, Certified Public Accountants.

There were no disagreements between the Registrant and De Joya Griffith and Company, LLC, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused De Joya Griffith and Company, LLC, to make reference to the subject matter of the disagreement in connection with its reports. De Joya Griffith and Company, LLC reviewed the Registrant's unaudited financial statements for the quarter ended June 30, 2005, and did not perform any audit of the Registrant.

On November 8, 2005, the Board of Directors of the Registrant unanimously resolved to engage Mantyla, McReynolds & Associates, Certified Public Accountants, of Salt Lake City, Utah, as its auditors to review it quarterly financial statements for the quarter ended September 30, 2005, and audit its financial statements for the year ended December 31, 2005.

During the Registrant's two most recent fiscal years and since then, the Registrant has not consulted Mantyla, McReynolds & Associates, regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

Item 9.01. Financial Statements and Exhibits.


Exhibit No.                   Exhibit Description
-----------                   -------------------

   16.1                       Letter from DeJoya Griffith and Company, LLC

8-K Current Report dated August 11, 2005, and filed with the Securities and Exchange Commission on August 22, 2005*

8-K Current Report dated August 12, 2005, and filed with the Securities and Exchange Commission on September 1, 2005*

          * Incorporated by reference.

                          SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OAK RIDGE MICRO-ENERGY, INC.

DATED: 11/15/05                          /s/ Mark Meriwether
       --------                          ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director